Exhibit (10)(l)(e)


                         SOUTH JERSEY INDUSTRIES, INC.
                         SCHEDULE OF OFFICER AGREEMENTS


     Pursuant to Rule 12b-31, the following sets forth the materials details which differ in the Executive Employment Agreements, the form of which is filed herewith as Exhibit (10)(l)(d).


                                                         Date of      Minimum
      Name           Capacities in Which Served         Agreement   Base Salary

George L. Baulig    Vice President & Corporate           10/1/99     $140,000
                    Secretary, South Jersey Industries,
                    Inc.; Senior Vice President &
                    Corporate Secretary, South Jersey
                    Gas Company

Charles Biscieglia  Chairman of the Board, President     10/1/99      330,000
                    and Chief Executive Officer, South
                    Jersey Industries, Inc.; President
                    and CEO, South Jersey Gas Company

Edward J. Graham    Vice President, South Jersey         10/1/99      175,000
                    Industries, Inc.; President, South
                    Jersey Energy Company; Senior Vice
                    President, Energy Management, South
                    Jersey Gas Company

Richard J. Jackson  Senior Vice President, Operations,   10/1/99      122,000
                    South Jersey Gas Company

David A. Kindlick   Vice President, South Jersey         10/1/99      170,000
                    Industries, Inc.; Senior Vice
                    President, Finance & Rates, South
                    Jersey Gas Company

Janet T. Nickels    Senior Vice President, Marketing &   10/1/99      122,000
                    Customer Services, South Jersey
                    Gas Company

Albert V. Ruggiero  Vice President, South Jersey         10/1/99      175,000
                    Industries, Inc.; Senior Vice
                    President, Corporate Development,
                    South Jersey Gas Company